Exhibit 99.1

                              LETTER OF TRANSMITTAL

                             To Tender for Exchange

                              5.625% Notes due 2016
                   that were issued and sold in a transaction
            exempt from registration under the Securities Act of 1933

                                       for

                              5.625% Notes due 2016
           that have been registered under the Securities Act of 1933 of

                             SONOCO PRODUCTS COMPANY

                     Pursuant to the Prospectus dated , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS.

      The Exchange Agent (the "Exchange Agent") for the Exchange Offer is:

                              THE BANK OF NEW YORK

                         By Registered or Certified Mail
                              The Bank of New York
                               101 Barclay Street
                         Reorganization Unit - Floor 7E
                            New York, New York 10286
                            Attention: ______________

                         By Hand or Overnight Delivery:
                              The Bank of New York
                               101 Barclay Street
                         Corporate Trust Services Window
                                  Ground Level
                            New York, New York 10286
                                   Attention:

                       For Information or Confirmation by:

                   Telephone: ____________ Fax: _____________

         Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery unless an Agent's Message is delivered in accordance with Instruction 1 to this Letter of Transmittal. For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at: 212 __________ (Attn: ______________).

Ladies and Gentlemen:

         The undersigned hereby acknowledges receipt of the Prospectus dated _____________, 2004 (the "Prospectus") of Sonoco Products Company, a South Carolina corporation (the "Corporation"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Corporation's offer (collectively, the "Exchange Offer") to exchange its 5.625% Notes due 2016 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 5.625% Notes due 2016 (the "Old Notes"), of which an aggregate principal amount of $150,000,000 is outstanding. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Prospectus.

         For each Old Note accepted for exchange, the Holder of that Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Old Notes accepted for exchange will not receive accrued interest at the time of exchange. Interest on each New Note will accrue from the last date on which interest was paid on the Old Note or, if no interest has been paid on the Old Note, from June 23, 2004.

        This exchange offer will expire at 5:00 p.m., New York City time, on ___________, 2004 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the exchange offer is extended.

        This letter is to be completed by a holder of Old Notes (a) if certificates are to be forwarded with the letter, (b) if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the "Terms of the Exchange Offer -- Book Entry Transfer" section of the Prospectus, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the "Terms of the Exchange Offer -- Guaranteed Delivery" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the "Terms of the Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned hereby tenders the Old Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or DTC Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Corporation, all right, title, and interest in, to, and under the Old Notes.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer), with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates representing the tendered Old Notes, or transfer ownership of such tendered Old Notes on the account books maintained by the DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to or upon the order of the Corporation, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for the tendered Old Notes, (ii) present and deliver Old Notes for transfer on the books of the Corporation, and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "Terms of the Exchange Offer" in the Prospectus and in the instructions to this letter will constitute a binding agreement between the undersigned and the Corporation upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "Terms of the Exchange Offer -- Withdrawals of Tenders of Old Notes." All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustee in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes being surrendered, and that, when the Old Notes are accepted for exchange as contemplated in this letter, the Corporation will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale arrangements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Corporation or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, (ii) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is participating in, has an intent to participate in or has an arrangement or understanding with any other person to participate in the distribution of the New Notes, (iii) if any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer or is participating in the Exchange Offer for the purpose of distributing the New Notes, it agrees to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale of New Notes and acknowledges that it cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters; (iv) the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, understands that any secondary resale transaction and any resales of New Notes it obtains in exchange for Old Notes acquired by it directly from the Corporation should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Securities and Exchange Commission; (v) except as otherwise disclosed in writing with this letter, neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is an "affiliate," as defined in Rule 405 under the Securities Act, of the Corporation and, if the undersigned or any such person is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (vi) if any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it may be a statutory underwriter and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

     [ ] CHECK HERE AND PROVIDE YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.

          Name:
          ----------------------------------------------------------------------

          Address:
          ----------------------------------------------------------------------

          Telephone Number:
          ----------------------------------------------------------------------


                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

                      FOR ADDITIONAL COPIES OF THIS LETTER
                       OF TRANSMITTAL, SEE INSTRUCTION 12


-------------------------------------------------------------------------------------------------------------------------


                                                         BOX 1
-------------------------------------------------------------------------------------------------------------------------

                                   DESCRIPTION OF OLD 5.625% NOTES DUE 2016 TENDERED
                                        (ATTACH ADDITIONAL PAGES, IF NECESSARY)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE
                                                                                        PRINCIPAL           AGGREGATE
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),            CERTIFICATE            AMOUNT            PRINCIPAL
               EXACTLY AS NAME(S) APPEAR(S) ON                    NUMBER(S) OF        REPRESENTED BY         AMOUNT
         NOTE CERTIFICATE (PLEASE FILL IN, IF BLANK)               OLD NOTES*         CERTIFICATE(S)       TENDERED**
-------------------------------------------------------------------------------------------------------------------------



















*    Need not be completed if Old Notes are being tendered by book-entry transfer.
 **  The minimum  permitted  tender is $1,000 in  principal  amount of Old Notes.  All other  tenders must be in integral multiples of $1,000 of principal amount.  Unless otherwise  indicated in this column, the aggregate principal amount of the Old Notes  represented by the  certificates  identified in this Box 1 or delivered to the Exchange Agent with this letter will be deemed tendered.  See Instruction 3.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 2

                          SPECIAL ISSUANCE INSTRUCTIONS

                          (SEE INSTRUCTIONS 4, 5 AND 6)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the undersigned or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 5.

Issue New Note(s) and/or any untendered Old Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (Please Type or Print)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      BOX 3

                          SPECIAL DELIVERY INSTRUCTIONS

                          (SEE INSTRUCTIONS 4, 5 AND 6)

  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in Box 1. Mail New Note(s) and any untendered Old Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 4

                           USE OF GUARANTEED DELIVERY

                               (SEE INSTRUCTION 1)

To be completed ONLY if Old Notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

Name of Institution which Guaranteed Delivery:
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 5

                           USE OF BOOK-ENTRY TRANSFER

                               (SEE INSTRUCTION 1)

To be completed ONLY if delivery of Old Notes is to be made by book-entry transfer.

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 6

                           TENDERING HOLDER SIGNATURE

                           (SEE INSTRUCTIONS 1 AND 4)

In addition, Complete Substitute Form W-9 or Substitute Form W-8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (Signatures(s) Registered Holder(s) or Authorized Signatory)

--------------------------------------------------------------------------------
NOTE: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
--------------------------------------------------------------------------------

Street Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


                        (Area Code And Telephone Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)


Signature Guarantee:
--------------------------------------------------------------------------------
                         (If Required by Instruction 4)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)
Title:
--------------------------------------------------------------------------------

Name Of Firm:
--------------------------------------------------------------------------------
          (Must be an Eligible Institution as Defined In Instruction 1)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PAYER'S NAME: SONOCO PRODUCTS COMPANY

Name (if joint names, list first and circle the name of the person or entity whose TIN or EIN you enter in Part 1 below. See instructions if your name has changed.)
--------------------------------------------------------------------------------

Check appropriate box:
[ ] Individual/Sole Proprietorship     [ ] Corporation          [ ] Partnership
[ ] Other
         -----------------------------------------------------------------------
Address
        ------------------------------------------------------------------------
City, State and ZIP Code
                         -------------------------------------------------------
List account number(s) here (optional)
                                      ------------------------------------------

             SUBSTITUTE               PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT      Social Security Number OR
              FORM W-9                AND CERTIFY BY SIGNING AND DATING BELOW.                       Employer Identification Number
                                                                                                     -------------------------------
                                      ----------------------------------------------------------------------------------------------


DEPARTMENT OF THE TREASURY            PART II: For payees exempt from backup withholding, see the     PART III --
 INTERNAL REVENUE SERVICE             enclosed Guidelines for Certification of Taxpayer               Awaiting TIN  [ ]
                                      Identification  Number on Substitute  Form
                                      W-9 and complete as instructed therein.

                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER          CERTIFICATION. Under penalties of perjury, I certify that:
IDENTIFICATION NUMBER ("TIN")
                                      (1) the  number  shown on this form is my  correct  Taxpayer  Identification  Number (or I am waiting for a number to be issued to me), and
                                      (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or
                                          (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
                                          the IRS has notified me that I am no longer subject to backup withholding.
                                      (3) I am a U.S. person (including a U.S. resident alien).
                                       CERTIFICATION  INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup  withholding  because of under- reporting  interest or dividends  on your tax  return.  However,  if after  being  notified by the IRS that you were subject to backup withholding you received another  notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                      Signature:                                                         Date:
                                                -------------------------------------------                   ----------------------

------------------------------------------------------------------------------------------------------------------------------------

NOTE:     FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM MAY  RESULT  IN  BACKUP
          WITHHOLDING  OF 28% OF  ANY  PAYMENTS  MADE  TO  YOU  PURSUANT  TO THE
          EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING  CERTIFICATE IF YOU CHECKED THE BOX IN
          PART III OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:                                    Date:
           ---------------------------             -----------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER  IDENTIFICATION  NUMBER FOR THE PAYEE
     (YOU) TO GIVE THE PAYER.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

----------------------------------------------------------------------------------------------------------------------
                                                                                            GIVE THE
                                                                                        SOCIAL SECURITY
                        FOR THIS TYPE OF ACCOUNT:                                         NUMBER OF--
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
1.  Individual                                                             The individual
2.  Two or more individuals (joint account)                                The  actual  owner of the  account  or, if
                                                                           combined  funds,  the first  individual on
                                                                           the account(1)
3.  Custodian account of a minor (Uniform Gift to Minors Act)              The minor(2)

4.  a. The usual revocable savings trust account(grantor is also trustee)  The grantor trustee(1)
    b. So-called  trust account that is not a legal or valid trust under   The actual owner(1)
      state law
5.  Sole proprietorship                                                    The owner(3)
6.  A valid trust, estate, or pension trust                                The legal entity(4)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                              GIVE THE EMPLOYER
                                                                                IDENTIFICATION
FOR THIS TYPE OF ACCOUNT                                                         NUMBER OF--
----------------------------------------------------------------------------------------------------------------------
7.   Corporate                                                             The corporation
8.   Association, club, religious, charitable, educational, or other       The organization
     tax-exempt organization account
9.   Partnership                                                           The partnership
10.  A broker or registered nominee                                        The broker or nominee
11.  Account with the  Department of  Agriculture in the name of a public  The public entity entity (such as a state or local government,  school district, or prison)
that receives agricultural program payments
----------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES  EXEMPT  FROM  BACKUP  WITHHOLDING  Payees  specifically   exempted  from
withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
-    An international organization or any agency or instrumentality thereof.
-    A   foreign   government   and  any   political   subdivision,   agency  or
     instrumentality  thereof.
Payees that may be exempt from backup withholding include:
-    A corporation.
-    A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
-    A real estate investment trust.
-    A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
-    A foreign  central  bank of issue.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
-    Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
-    Payments of patronage dividends not paid in money.
-    Payments made by certain foreign  organizations.
-    Section  404(k)  payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
-    Payments described in Section 6049(b)(5) to nonresident aliens.
-    Payments on tax-free covenant bonds under Section 1451.
-    Payments made by certain foreign organizations.
-    Mortgage interest paid to you.

Certain payments other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to the payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                      PAYER'S NAME: SONOCO PRODUCTS COMPANY

SUBSTITUTE FORM W-8                   Name of Beneficial Owner:
                                      --------------------------------------------------------------------------------
                                      Country of  incorporation  of organization (if applicable):

----------------------------------------------------------------------------------------------------------------------
Department of the Treasury            Type of beneficial owner (check one):
Internal Revenue Service              [ ] Grantor trust       [ ] Central bank of issue     [ ] Individual
                                      [ ] Partnership         [ ] Estate                    [ ] Complex Trust
                                      [ ] Corporation         [ ] Private Foundation        [ ] Disregarded Entity
                                      [ ] Government          [ ] Simple Trust
                                      [ ] Tax-Exempt Organization              [ ] International organization
----------------------------------------------------------------------------------------------------------------------

                                      Permanent address (see Guidelines below):
                                      --------------------------------------------------------------------------------
                                      City:
                                      --------------------------------------------------------------------------------
                                      State/Province:
                                      --------------------------------------------------------------------------------
                                      Country:
                                      --------------------------------------------------------------------------------
                                      Mailing address (if different from permanent address):
                                      --------------------------------------------------------------------------------
                                      City:
                                      --------------------------------------------------------------------------------
                                      State/Province:
                                      --------------------------------------------------------------------------------
                                      Country:
                                      --------------------------------------------------------------------------------
                                      U.S. Taxpayer Identification Number (if any):
                                      --------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION   --  UNDER   PENALTIES   OF
                                      PERJURY,  I CERTIFY  THAT THE  INFORMATION
                                      PROVIDED  ON THIS  FORM IS TRUE,  COMPLETE
                                      AND  CORRECT.   I  FURTHER  CERTIFY  UNDER
                                      PENALTIES  OF  PERJURY  THAT  (I) I AM THE
                                      BENEFICIAL OWNER (OR AM AUTHORIZED TO SIGN
                                      FOR  THE  BENEFICIAL  OWNER)  OF  ALL  THE
                                      INCOME TO WHICH  THIS FORM  RELATES,  (II)
                                      THE BENEFICIAL OWNER IS NOT A U.S. PERSON,
                                      (III)  THE   INCOME  TO  WHICH  THIS  FORM
                                      RELATES IS NOT EFFECTIVELY  CONNECTED WITH
                                      THE  CONDUCT OF A TRADE OR BUSINESS IN THE
                                      UNITED   STATES   AND  (IV)   FOR   BROKER
                                      TRANSACTIONS  OR  BARTER  EXCHANGES,   THE
                                      BENEFICIAL  OWNER  IS  AN  EXEMPT  FOREIGN
                                      PERSON.

                                      Signature:
                                      --------------------------------------------------------------------------------
                                      Date:
                                      --------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING  OF 28% OF ANY PAYMENTS  MADE TO YOU PURSUANT TO
THE EXCHANGE  OFFER.  PLEASE  REVIEW THE  GUIDELINES  BELOW FOR  ADDITIONAL  DETAILS.  DO NOT COMPLETE THIS FORM IF YOU ARE A U.S.
HOLDER OF THE NOTES; COMPLETE THE SUBSTITUTE FORM W-9 INSTEAD.

GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON SUBSTITUTE FORM W-8
If you are:                          List as your permanent address:
-----------                          -------------------------------
An individual                        Your permanent residence
A partnership or corporation         Your principal office
An estate or trust                   The permanent residence or principal office
                                     of any fiduciary

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used if (a) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures, or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Old Notes are being delivered by book-entry transfer, delivery of a message transmitted by DTC to the exchange agent stating that DTC has received an express acknowledgement from the participant trading the Old Notes and that the participant agrees to be bound by the terms of the letter of transmittal (an "Agent's Message") will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

         To validly tender Old Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes, or a book-entry confirmation of a book-entry transfer from DTC, including an Agent's Message, and any other documents required by this Letter of Transmittal, or (b) a holder of Old Notes must comply with the guaranteed delivery procedures set forth below.

         Holders of Old Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Old Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "Terms of the Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution") and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program ("STAMP") or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), (b) the Exchange Agent must have received from the Eligible Institution, before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, or overnight carrier), and (c) the certificates for all physically delivered Old Notes in proper form for transfer together with a properly completed and duly executed Letter of Transmittal or Agent's Message, as the case may be, and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "Terms of the Exchange Offer -- Guaranteed Delivery Procedures."

         The method of delivery of this Letter of Transmittal, the certificates for Old Notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

2. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly following the Expiration Date.

4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If any of the tendered Old Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Corporation of such person's authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered holders of the Old Notes tendered hereby, no endorsements of the Old Notes or separate instruments of transfer are required unless New Notes, or Old Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

         If this Letter of Transmittal is signed other than by the registered holders of the Old Notes tendered hereby, those Old Notes must be endorsed or accompanied by appropriate instruments of transfer and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those Old Notes, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Old Notes, and signatures on those Old Notes or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Old Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) that has not completed Box 2 entitled "Special Issuance Instructions" or Box 3 entitled "Special Delivery Instructions" in this Letter of Transmittal, or (b) the Old Notes are tendered for the account of an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if New Notes are to be issued to someone or delivered to someone other than the registered holder of the Old Notes, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

         The Letter of Transmittal and Old Notes should be sent only to the Exchange Agent, and not to the Corporation or DTC.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as the Holder may designate on this Letter of Transmittal. If no instructions are given, the Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. TRANSFER TAXES. The Corporation will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if Old Notes tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

7. BACKUP WITHHOLDING. Federal income tax law requires that a U.S. holder of any tendered Old Notes which are accepted for exchange must provide the Corporation (as payer) with its correct taxpayer identification number ("TIN") or Employer Identification Number ("EIN"), which, in the case of an individual holder, is his or her social security number. If the Corporation is not provided with the correct TIN or EIN, as the case may be, the U.S. holder may be subject to backup withholding of 28% and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained. Certain U.S. holders (including most individuals and corporations) are not subject to backup withholding. Exempt holders should complete and return the Substitute Form W-9 provided in this Letter of Transmittal indicating their exempt status on Part II of such form.

         To prevent backup withholding, each U.S. holder of tendered Old Notes must provide that holder's correct TIN or EIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the holder is a U.S. person, that the TIN or EIN provided is correct (or that the holder has applied for a TIN/EIN) and that (i) the holder is exempt from backup withholding or (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN or EIN to report. A U.S. holder of tendered Old Notes should not complete the Substitute Form W-8 set forth in this Letter of Transmittal.

         Federal income tax law requires that a non-U.S. holder of any tendered Old Notes which are accepted for exchange must provide the Corporation (as payer) with a statement that such non-U.S. holder is exempt from backup withholding. If the Corporation is not provided with this statement, which may be filed on the Substitute Form W-8 provided in this Letter of Transmittal, the non-U.S. holder may be subject to backup withholding of 28%. If withholding results in an overpayment of taxes, the non-U.S. holder may file a U.S. federal income tax return to obtain a refund of these taxes. Certain non-U.S. holders will not be subject to backup withholding provided they complete and return the Substitute Form W-8 provided in this Letter of Transmittal. A non-U.S. holder of tendered Old Notes should not complete the Substitute Form W-9 set forth in this Letter of Transmittal.

         To prevent backup withholding, each non-U.S. holder of tendered Old Notes that is exempt from backup withholding must certify (i) that such non-U.S. holder is a nonresident alien individual or foreign corporation, partnership, trust, or estate, (ii) that such non-U.S. holder is not engaged in the conduct of a U.S. trade or business that will have effectively connected income from participating in the Exchange Offer and (iii) for broker transactions or barter exchanges, that such non-U.S. holder is an exempt foreign person. Consult the "Guidelines for Certification of Foreign Status on Substitute Form W-8" for more information as to the address to show on Substitute Form W-8.

The Corporation reserves the right in its sole discretion to take whatever steps are necessary to comply with the Corporation's obligation regarding backup withholding.

8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Corporation. This determination will be final and binding. The Corporation reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Corporation's counsel, be unlawful. The Corporation also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Corporation will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Corporation determines. Neither the Corporation, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, the unaccepted or non-exchanged Old Notes or substitute Old Notes evidencing the unaccepted or non-exchanged portion of the Old Notes, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

9. WAIVER OF CONDITIONS. The Corporation reserves the absolute right to waive any of the conditions of the Exchange Offer in the case of any tendered Old Notes.

10.  NO  CONDITIONAL  TENDERS.  No  alternative,   conditional,   irregular,  or
contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Corporation will accept for exchange all validly tendered Old Notes promptly after the Expiration Date and will issue New Notes for the Old Notes promptly thereafter. For purposes of the Exchange Offer, the Corporation will be deemed to have accepted tendered Old Notes when, as and if the Corporation has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Old Notes will be returned, without expense, to the tendering holder at the address shown in Box 1, or at a different address as may be indicated in this Letter of Transmittal under "Special Delivery Instructions" (Box 3).

14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "Terms of the Exchange Offer -- Withdrawal of Tenders of Old Notes."